Exhibit 10.21

CUARTO CONVENIO MODIFICATORIO A CONTRATO DE ARRENDAMIENTO que entran por y entre, INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V., aqui representada en este acto por el SR. PABLO CHARVEL OROZCO (en Io sucesivo referido como el “ARRENDADOR”), y como primera parte FOOTPRINT MX, S. DE R.L DE C.V. aqui representada en este acto por el SR. TROY M. SWOPE, (en lo sucesivo referido como el “ARRENDATARIO”) como segunda parte, y en conformidad con las siguientes declaraciones y clausulas.	FOURTH AMENDMENT TO LEASE AGREEMENT entered into by and between INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V. herein represented by MR. PABLO CHARVEL OROZCO, (hereinafter referred to as “LESSOR”) as a first party, and FOOTPRINT MX, S. DE R.L. DE C.V., herein represented by MR. TROY M. SWOPE (hereinafter referred to as “LESSEE”) as a second party, pursuant to the following recitals and clauses.

DECLARACIONES:	R E C I T A L S :

El ARRENDADOR declara en este acto por conducto de su Representante Legal, el Sr. PABLO CHARVEL OROZCO:	LESSOR hereby declares by means of its Legal Representative, Mr. PABLO CHARVEL OROZCO:

I. Que el ARRENDADOR se encuentra debidamente representado por el Sr. PABLO CHARVEL OROZCO, quien tiene capacidad legal suficiente para actuar en su representaciön y para obligarla en los terminos del presente Convenio Modificatorio a Contrato de Arrendamiento, segun en la Escritura Publica No. 80,532, libro 1,604, de fecha 11 de Marzo del 2020, ejecutado antes el Lic. Joaquin Ignacio Mendoza Pertierra, Notario Publico No. 62 de la ciudad de Mexico. Asimismo, el Sr. PABLO CHARVEL OROZCO manifiesta que dicho poder no le han sido revocadas ni limitadas en forma alguna.	I. That LESSOR is duly represented herein by MR. PABLO CHARVEL OROZCO, who has sufficient legal capacity to act on its name and representation and to bind it in terms of this Amendment to Lease Agreement, as evidenced in Public Instrument No. 80,532, book 1,604, dated March 11, 2020, executed before Attorney Joaquin Ignacio Mendoza Pertierra, Notary Public No. 62 in the city of Mexico. Furthermore, MR. PABLO CHARVEL OROZCO hereby represents that such authority has not been limited nor revoked in any manner whatsoever.

II. Que el ARRENDADOR tiene su domicilio legal en Avenida Eucalipto y Venustiano Carranza 2399, Colonia Rivera, Mexicali, Baja California, Mexico.	II. That LESSOR has its legal address at Avenida Eucalipto y Venustiano Carranza 2399, Colonia Rivera, Mexicali, Baja California, Mexico.

El ARRENDATARIO declara en este acto por conducto de su Representante Legal, el Sr. TROY M. SWOPE:	LESSEE hereby declares by means of its Legal Representative, Mr. TROY M. SWOPE:

III. Que el ARRENDATARIO se encuentra debidamente representado por el Sr. TROY M. SWOPE, quien tiene capacidad legal suficiente para actuar en su nombre y representaciön y para obligarla en los terminos del presente Convenio Modificatorio a Contrato de Arrendamiento, segun la Escritura Publica No. 102,861, del volumen 2,482, de fecha 28 de Abril del 2015, otorgada ante el Licenciado Carlos Enriquez de Rivera Castellanos, Notario Público Número 9 de la ciudad de Mexicali, Baja California, México. Asimismo, el Sr. TROY M. SWOPE manifiesta que dicho poder no le han sido revocadas ni limitadas en forma alguna.	III. That LESSEE is duly represented herein by MR. TROY M. SWOPE, who has sufficient legal capacity to act on its name and representation and to bind it in terms of this Agreement, as evidenced in Public Instrument Number 102,861, volume 2,482, issued on April 28, 2015, before Attorney Carlos Enriquez de Rivera Castellanos, Notary Public Number 9 of the City of Mexicali, Baja California, Mexico. Furthermore, MR. TROY M. SWOPE hereby represents that such authority has not been limited nor revoked in any manner whatsoever.

IV. Que el domicilio en que tiene el lugar principal de negocios es ubicado en Carretera Mexicali Islas Agrarias Kilómetro 10.5, Mariano Abasolo, en Mexicali, Baja California, México, y el numero de Registro Federal de Contribuyentes del ARRENDATARIO es ERI-0548-3E6.	IV. The address at which it has its principal place of business is located in Carretera Mexicali Islas Agrarias Kilómetro 10.5, Mariano Abasolo, Mexicali, Baja California, México, and LESSEE’S Federal Tax Payers Registry number is ERI-0548-3E6.

Ambas partes declaran de manera conjunta:	The Parties hereby declare jointly:

V. Que entraron en un Contrato de Arrendamiento, (en lo subsecuente referido como el “Contrato”), fechado como el 01 de Agosto del 2019.	V. That they entered into a Lease Agreement (hereinafter referred to as the “Lease”), dated August 01, 2019.

VI. Que ejecutaron un Primer Convenio Modificatorio al Contrato de Arrendamiento el día 01 de Julio del 2020.	VI. That they executed a First Amendment to the Lease Agreement on July 01, 2020.

VII. Que ejecutaron un Segundo Convenio Modificatorio al Contrato de Arrendamiento el día 22 de Septiembre del 2020.	VII. That they executed a Second Amendment to the Lease Agreement on September 22, 2020.

VIII. Que ejecutaron un Tercer Convenio Modificatorio al Contrato de Arrendamiento el día 01 de Octubre del 2020.	VIII. That they executed a Third Amendment to the Lease Agreement on October 01, 2020.

IX. Que es su intención entraron el presente Convenio Modificatorio al Contrato de Arrendamiento, tal y como se estipula a continuación.	IX. That it is their intention to enter into this Amendment to Lease Agreement, as provided for herein.

De conformidad a todo lo anterior, las partes acuerdan las siguientes:	Pursuant to the above, the parties agree as follows:

C L A U S U L A S :	C L A U S E S :

PRIMERA. Definiciones. Los términos aquí establecidos pero no definidos, tendrán el mismo significado que lo establecido en el Contrato.	FIRST. Defined Terms. Capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Lease.

SEGUNDA. Mejoras. Ambas las partes acuerdan que el ARRENDADOR llevará a cabo las mejoras a la Propiedad Arrendada, solicitadas por el ARRENDATARIO, con las especificaciones y características descritas a detalle en el Anexo “A” de este instrumento.	SECOND. Improvements. Both parties agree that LESSOR shall perform improvements to the Leased Property, as requested by LESSEE with the specifications and characteristics depicted in detail in Exhibit “A” herein attached.

TERCERA. Fecha de Inicio. Para los efectos del presente Convenio, la Fecha de Inicio a partir de la cual el ARRENDATARIO se obliga a los términos estipulados en este instrumento, será el día 01 MAYO 2021, ademas, ambas partes deben firmar la correspondiente carta de entrega.	THIRD. Commencement Date. For the purpose of this Amendment, the Commencement Date upon which LESSEE shall be bound to the obligations set forth herein shall be on MAY 01 2021, in addition to this both parties must sign the corresponding delivery letter.

CUARTA. Incremento de Renta. Como resultado de las mejoras y instalaciones efectuadas por el ARRENDADOR sobre la Propiedad Arrendada, descritas en la Cláusula Segunda, ambas partes acuerdan que a partir de la Fecha de Inicio, el precio de la renta mensual será ajustada para reflejar un incremento mensual por la cantidad de $19,538.29 dólares (Diecinueve mil quinientos treinta y ocho dólares y 29/100 moneda divisa de los Estados Unidos de América) más el Impuesto al Valor Agregado (“IVA”) applicable, y que será adicional a la renta mensual establecida en el Contrato y Convenios Modificatorios.	FOURTH. Rent Increase. As a result of LESSOR’S improvements and installations to the Leased Property, as describe and depicted in Clause Second, both parties agree that as of the Commencement Date, the price of monthly rent be adjusted in order to establish a monthly increase in the amount of $19,538.29 dollars (Nineteen thousand five hundred thirty-eight dollars 29/100 currency of the United States of America) plus the applicable Value Added Tax (IVA), that will be added to the monthly rent established in the Lease and Amendments.

QUINTA. Vigencia y efectos legales. Ambas partes acuerdan y se obligan a mantener vigentes y respetar todos y cada uno de los Términos y Condiciones establecidos en el Contrato de Arrendamiento, en todo aquello que no se contraponga a los términos del presente Convenio Modificatorio a Contrato de Arrendamiento.	FIFTH. Full force and effect. Both parties hereby agree and are bound to keep in effect and honor all and each one of the Terms and Conditions contained in the Lease, in all matters not contravening the terms of the present Amendment to Lease Agreement.

EN VIRTUD DE LO CUAL las partes ejecutan el presente convenio modificatorio por duplicado en la ciudad de Mexicali, Baja California, el día 6 de Enero del año 2021.	IN WITNESS WHEREOF the parties execute this Amendment by duplicate, in the City of Mexicali, Baja California, on the 6 of January 2021.

ARRENDADOR:	LESSOR:

/s/ PABLO CHARVEL OROZCO	/s/ PABLO CHARVEL OROZCO
INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V., Representada PABLO CHARVEL OROZCO.	INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V., Represented by PABLO CHARVEL OROZCO.

ARRENDATARIA:	LESSEE:

/s/ TROY M. SWOPE	/s/ TROY M. SWOPE
FOOTPRINT MX, S. DE R.L. DE C.V. Representada por TROY M. SWOPE.	FOOTPRINT MX, S. DE R.I. DE C.V., Represented by TROY M. SWOPE.

TESTIGOS:	WITNESSES:

/s/ Steve Burdumy	/s/ Steve Burduny

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